TIFF INVESTMENT PROGRAM, INC.
                       Supplement dated February 11, 2002
                to Prospectus dated May 1, 2001, as supplemented

The following is added to the section of the Prospectus entitled "Risk Return Analysis - Fund Descriptions":

TIFF MULTI-ASSET FUND

        COMMINGLED INVESTMENT VEHICLES AND THEIR STRATEGIES

        OCH-ZIFF CAPITAL MANAGEMENT GROUP is a manager whose hedge fund, OZ Domestic Partners, L.P., focuses on event driven investing where a specific corporate, legal or regulatory event would lead to a restructuring or alteration of the capital structure of a corporation. The fund invests primarily in equity securities, but its portfolio includes convertible securities, debt instruments, options, futures, swaps and other derivatives. The fund utilizes leverage in its investment program, and its portfolio will include both long and short positions.

TIFF US EQUITY FUND

        COMMINGLED INVESTMENT VEHICLES AND THEIR STRATEGIES

        ADAGE CAPITAL MANAGEMENT, L.P. is a manager whose hedge fund, Adage Capital Partners, L.P., focuses on stock selection based on intra-industry fundamental analysis with a focus to intra-industry valuation methodologies. The fund's investments will include long positions and over-weighted positions in securities of companies within and outside the S&P 500 Index which Adage believes to be attractively valued, with an emphasis on those companies which Adage believes are likely to outperform other companies within its particular industry or sector. The fund's portfolio may also include under-weighted and short positions.

        Liquidity Risk is added as a principal risk of TIFF US Equity Fund and the paragraph entitled "Liquidity Risk" on page 13 of the Prospectus is revised to include US Equity Fund.

        The following is added to the section of the Prospectus entitled "Management and Administration of the Funds - Commingled Investment Vehicle Portfolio Managers:

        MULTI-ASSET FUND

        Och-Ziff Capital Management Group (New York, NY): Daniel S. Och (senior managing member) founded and has been affiliated with OZ Management since 1994. Prior to 1994, Mr. Och was vice president and co-head of the U.S. listed equities department at Goldman, Sachs & Co.

        US EQUITY FUND

        Adage Capital Management, L.P. (Boston, MA): Robert Atchinson (managing director, portfolio manager and equity analyst) was most recently a senior vice president and portfolio manager of Harvard Management Company. Mr. Atchinson had been affiliated with Harvard Management Company since 1985. Phillip Gross (managing director, research director and equity analyst) was most recently vice president, equity analyst at Harvard Management Company. Mr. Gross had been affiliated with Harvard Management Company since 1983.

        The first  sentence in the paragraph  entitled  "Commingled  Investment
Vehicles (CIVs)" in the section of the Prospectus entitled "Additional Investment Strategies and Risks" is revised to read as follows: "In order to achieve their investment objectives, the Multi-Asset, International Equity and US Equity Funds invest in CIVs."